RBC FUNDS TRUST

RBC Mid Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Core Fund

RBC Microcap Value Fund

Supplement dated July 15, 2010 to the RBC Equity Funds Prospectus (“Prospectus”) dated

November 24, 2009 as revised on March 15, 2010, March 25, 2010, May 26, 2010 and June 14, 2010

and the Statement of Additional Information (“SAI”) dated November 24, 2009 as revised on February 16, 2010, March 15, 2010, March 23, 2010, May 26, 2010 and June 14, 2010.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Conversion of Class R Shares

The Board of Trustees of RBC Funds Trust has approved the closure of Class R Shares of the RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, and RBC Microcap Value Fund (each a “RBC Equity Fund”) and the conversion of Class R Shares of each RBC Equity Fund into Class A Shares of the same RBC Equity Fund (the “Conversion”).  As a result of the Conversion, each outstanding Class R Share will be automatically exchanged for Class A Shares of the same Equity Fund with an aggregate net asset value equal to the aggregate net asset value of the Class R Shares so exchanged.

No redemption fees or sales charges will be applied in connection with the conversion of Class R Shares to Class A Shares.  In addition, all sales charges for future purchases of Class A Shares by former Class R shareholders will be waived.  The Conversion will allow Class R shareholders to benefit from the lower expense structure associated with Class A Shares.  For more information on the fees and expenses of the Class A Shares, please see the Fees and Expenses section on pages 19 to 23 of the Prospectus.

It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that holders of Class R Shares of each RBC Equity Fund will not have a taxable gain or loss on the conversion of their Class R Shares.  You should consult your tax adviser regarding the effect, if any, of the Conversion in light of your particular circumstances, as well as the state and local tax consequences, if any.

The Conversion is expected to occur on or before September 17, 2010 (the “Conversion Date”).  Effective immediately, Class R Shares will be closed to new investors.  Existing shareholders may continue to purchase and redeem Class R Shares, and will continue to receive dividends and distributions in additional Class R Shares (unless they have elected to receive dividends and distributions in cash) until the close of business on the Conversion Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC EQ & AC PRO/SAI - SUPP 7/15/2010